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                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 23, 1998 included in Cadence Design Systems, Inc.'s Form 10-K for the year ended January 3, 1998 and to all references to our Firm included in this Registration Statement.

                                          /s/ Arthur Andersen LLP
                                          Arthur Andersen LLP

San Jose, California
December 23, 1998